UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2026

UNIFIRST CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	001-08504	04-2103460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Jonspin Road
Wilmington, Massachusetts	01887
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 658-8888

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	UNF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On March 10, 2026, UniFirst Corporation, a Massachusetts corporation (the “Company” or “UniFirst”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with (i) Cintas Corporation, a Washington corporation (“Parent” or “Cintas”), (ii) Bruin Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Cintas (“Merger Sub Inc.”), and (iii) Bruin Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Cintas (“Merger Sub LLC”).

The Merger Agreement provides, among other things, that, on the terms and subject to the conditions set forth therein (i) Merger Sub Inc. will be merged with and into the Company (the “First Merger”), whereupon the separate existence of Merger Sub Inc. will cease, and the Company will continue as the surviving corporation of the First Merger and a wholly owned subsidiary of Parent and (ii) immediately after the First Merger, the Company will be merged with and into Merger Sub LLC (the “Second Merger,” and, together with the First Merger, the “Mergers”), whereupon the separate existence of the Company will cease, and Merger Sub LLC will continue as the surviving entity of the Second Merger and a wholly owned subsidiary of Parent.

Merger Consideration

At the effective time of the First Merger (the “First Effective Time”), each share of (i) common stock, par value $0.10 per share, of UniFirst and (ii) Class B common stock, par value $0.10 per share, of UniFirst (clauses (i) and (ii), the “UniFirst Common Stock”), issued and outstanding immediately prior to the First Effective Time (other than shares of UniFirst Common Stock held in UniFirst’s treasury or held directly by a subsidiary of UniFirst, Cintas, Merger Sub Inc. or Merger Sub LLC) will convert into the right to receive: (A) $155 in cash (the “Per Share Cash Amount”) and (B) 0.7720 shares of fully paid and nonassessable Cintas common stock (the “Cintas Common Stock”), no par value (the “Per Share Stock Amount,” and collectively with the Per Share Cash Amount, and if applicable, cash in lieu of fractional shares of Cintas Common Stock, the “Merger Consideration”). No fractional shares of Cintas Common Stock will be issued in the Mergers, and holders of UniFirst Common Stock will receive cash in lieu of any fractional shares of Cintas Common Stock.

Treatment of Company Equity Awards

On the terms and subject to the conditions set forth in the Merger Agreement, at the First Effective Time, each outstanding UniFirst equity-based award will be treated as follows:

•

Restricted Stock Unit Awards. Each Terminating Company RSU Award (as defined in the Merger Agreement) will be canceled and converted into the right to receive the Merger Consideration in respect of the number of shares of UniFirst Common Stock subject to the Outstanding Company RSU Award (as defined in the Merger Agreement) immediately prior to the First Effective Time. Each Continuing Company RSU Award (as defined in the Merger Agreement) will be assumed by Cintas and converted into a restricted stock unit award of Cintas (each, a “Converted RSU”) with respect to a number of shares of Cintas Common Stock equal to the product (rounded down to the nearest whole share) obtained by multiplying (A) the number of shares of UniFirst Common Stock subject to the Continuing RSU Award immediately prior to the First Effective Time by (B) the Equity Award Conversion Ratio (as defined in the Merger Agreement), and each such Converted RSU that is assumed and converted will continue to have, and will be subject to, the same terms and conditions that applied to the corresponding Continuing Company RSU Award immediately prior to the First Effective Time.

•

Stock Appreciation Awards. Each Terminating Company SAR Award (as defined in the Merger Agreement) will be deemed exercised immediately prior to the First Effective Time for a number of shares of UniFirst Common Stock (the “Company SAR Shares”) equal to the excess, if any of (A) the number of shares of UniFirst Common Stock subject to such Terminating Company SAR Award immediately prior to the First Effective Time less (B) the number of shares of UniFirst Common Stock (rounded up to the nearest whole share) having a fair market value (determined by reference to the Company Final Price (as defined in the Merger Agreement)) equal to the aggregate per-share exercise price applicable to such Terminating Company SAR Award, and the Company SAR Shares shall be canceled and converted upon the First Effective Time into the right to receive the Merger Consideration. Each Continuing Company SAR Award (as defined in the Merger Agreement) will be assumed by Cintas and converted into a stock-settled appreciation right of Cintas (each, a “Converted SAR Award”) with respect to a number of shares of Cintas Common Stock equal to the product (rounded down to the nearest whole share), obtained by multiplying (A) the number of shares of UniFirst Common Stock subject to the Continuing Company SAR Award immediately prior to the First Effective Time by (B) the Equity Award Conversion Ratio, with such Converted SAR Award having a per-share exercise price equal to (i) the per-share exercise price of the Continuing Company SAR Award immediately prior to the First Effective Time divided by (ii) the Equity Award Conversion Ratio (rounded up to the nearest cent), and each such Converted SAR Award that is assumed and converted will continue to have, and will be subject to, the same terms and conditions that applied to the corresponding Continuing Company SAR Award immediately prior to the First Effective Time. Each Terminating Company SAR Award for which the applicable per-share exercise price exceeds the Company Final Price shall be canceled as of the First Effective Time for no consideration.

•

Performance Unit Awards. Each Terminating Company PSU Award (as defined in the Merger Agreement) will be canceled and converted into the right to receive the Merger Consideration in respect of the number of shares of UniFirst Common Stock subject to the Outstanding Company PSU Award (as defined in the Merger Agreement) immediately prior to the First Effective Time, with such number determined based on the Deemed Performance Level (as defined in the Merger Agreement). Each Continuing Company PSU Award (as defined in the Merger Agreement) will be assumed by Cintas and converted into an award of Converted RSUs with respect to a number of shares of Cintas Common Stock equal to the product (rounded down to the nearest whole share), obtained by multiplying (A) the number of shares of UniFirst Common Stock subject to the Continuing Company PSU Award immediately prior to the First Effective Time (with such number determined based on the Deemed Performance Level) by (B) the Equity Award Conversion Ratio. Except as otherwise provided in Merger Agreement, each Converted RSU assumed and converted will continue to have, and will be subject to, the same terms and conditions (including time-based vesting conditions, but excluding any performance-based vesting conditions) that applied to the corresponding Continuing Company PSU Award immediately prior to the First Effective Time.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties of both UniFirst, on one hand, and Cintas, Merger Sub Inc. and Merger Sub LLC, on the other hand, and the parties have agreed to customary covenants, including, among others, relating to (i) the conduct of UniFirst’s business during the period between the execution of the Merger Agreement and the First Effective Time, (ii) the obligation of UniFirst to call a meeting of its shareholders and (iii) UniFirst’s non-solicitation obligations related to alternative business combination proposals.

Under the Merger Agreement, each of the parties has agreed to use its reasonable best efforts to take such actions and do all things reasonably necessary, proper or advisable under applicable law to consummate the transactions contemplated by the Merger Agreement prior to the Termination Date (as defined below) and to cause the conditions to the Mergers under the Merger Agreement to be satisfied as promptly as reasonably practicable, including using reasonable best efforts to obtain as promptly as reasonably practicable all consents and approvals from any governmental authority or other person that are necessary, proper or advisable in connection with the consummation of the transactions contemplated by the Merger Agreement, subject to certain limitations, including with respect to divestitures and other remedies, set forth in the Merger Agreement.

Conditions to Completing the Mergers

The completion of the Mergers is subject to the satisfaction or waiver of certain customary conditions, including without limitation (a) the adoption of the Merger Agreement and the approval of the First Merger by the affirmative vote of the holders of two-thirds of the combined voting power of the outstanding shares of UniFirst Common Stock (the “UniFirst Shareholder Approval”); (b) the shares of Cintas Common Stock to be issued to holders of UniFirst Common Stock in connection with the Mergers being approved for listing on NASDAQ, subject to official notice of issuance; (c) the effectiveness of the registration statement to be filed by Cintas with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of the Cintas Common Stock to be issued in the Mergers; (d) obtaining certain regulatory approvals, including the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the consummation of the Mergers; (e) the absence of an injunction or law prohibiting the Mergers; (f) the accuracy of the parties’ respective representations and warranties, subject to standards of materiality set forth in the Merger Agreement; (g) compliance by each party with its respective obligations under the Merger Agreement, subject to the standards of materiality set forth in the Merger Agreement; and (h) the absence of a material adverse effect with respect to each of Cintas and UniFirst.

Termination; Termination Fee

The Merger Agreement includes specified termination rights, including that the Merger Agreement may be terminated (a) by the mutual written consent of each of Cintas and UniFirst; (b) by either Cintas or UniFirst if the consummation of the Mergers does not occur on or before January 10, 2027, subject to an automatic extension for up to two periods of four months under certain circumstances (such date, as may be so extended, the “Termination Date”); (c) by either UniFirst or Cintas if there exists a law or final and nonappealable order prohibiting the Mergers; (d) by either the UniFirst or Cintas upon a failure to obtain the UniFirst Shareholder Approval (in such case after a shareholder meeting is held for such purpose); (e) by either UniFirst or Cintas in the event of a material uncured breach by the other party of its representations, warranties, covenants or other agreements under the Merger Agreement; (f) by UniFirst, prior to receipt of the UniFirst Shareholder Approval, to enter into a definitive agreement with respect to a Company Superior Proposal (as defined in the Merger Agreement); and (g) by Cintas, prior to receipt of the UniFirst Shareholder Approval, in the event the UniFirst board of directors makes a Company Adverse Recommendation Change (as defined in the Merger Agreement). The Merger Agreement provides for the payment by UniFirst to Cintas of a termination fee of $213.3 million if the Merger Agreement is terminated in specified circumstances, and for payment by Cintas to UniFirst of a termination fee of $350 million if the Merger Agreement is terminated in specified circumstances.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Mergers, in this Current Report on Form 8-K is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. The Merger Agreement is not intended to provide any other factual information about UniFirst, Cintas, Merger Sub Inc. or Merger Sub LLC. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Information concerning the subject matter of representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in UniFirst’s or Cintas’ respective public disclosures.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On March 10, 2026, prior to the execution of the Merger Agreement, the Company Board (as defined in the Merger Agreement) adopted an amendment to the Company’s by-laws (the “Bylaws Amendment”) to add a customary exclusive forum provision. Unless the Company consents in writing to the selection of an alternative forum, the exclusive forum provision designates (i) the Business Litigation Session of the Superior Court of Suffolk County, Massachusetts as the sole and exclusive forum for certain state corporate law or shareholder derivative actions and proceedings (and if such court lacks jurisdiction, a state court located in Suffolk County, Massachusetts); and (ii) if the state courts of Massachusetts lack jurisdiction for any such claim, the federal district court for the District of Massachusetts, Eastern Division as the sole and exclusive forum for the resolution of such claim.

The foregoing description of the Bylaws Amendment is qualified in its entirety by the full text of the Bylaws Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On March 11, 2026, the Company and Parent issued a joint press release announcing that the Company and Parent had entered into the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01	Other Events.

In connection with the execution of the Merger Agreement, on March 10, 2026, Cintas entered into a voting and support agreement (the “Voting Agreement”) with certain shareholders of UniFirst (each a “Shareholder” and collectively, the “Shareholders”). The Voting Agreement provides, among other things, that the Shareholder signatories thereto will cause the shares of UniFirst Common Stock held by the respective Shareholders to be voted in favor of the approval and adoption (as applicable) of the Merger Agreement and the transactions contemplated thereby and against specified types of alternative transactions and proposals with respect to UniFirst. The Voting Agreement terminates upon the earliest to occur of (i) approval of the Merger Agreement at UniFirst’s Shareholders’ Meeting, (ii) termination of the Merger Agreement in accordance with its terms, (iii) the UniFirst board of directors effecting a Company Adverse Recommendation Change in accordance with the Merger Agreement, (iv) any amendment to the Merger Agreement without the prior written consent of a Shareholder that (A) decreases the amount or changes the form of the Merger Consideration, (B) imposes any additional material restrictions on or material additional conditions on the payment of the Merger Consideration to shareholders of UniFirst or (C) extends the Termination contemplated by the Merger Agreement, and (v) the mutual written agreement of each party to the Voting Agreement. Under the Voting Agreement, the Shareholders are subject to restrictions on transfers of their shares of UniFirst Common Stock, subject to the terms and conditions set forth in the Voting Agreement. As of the date of the Voting Agreement, the Voting Agreement applies to shares of UniFirst Common Stock accounting for approximately two-thirds of the voting power of outstanding shares of UniFirst Common Stock. The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, which is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 2.1*	Agreement and Plan of Merger, by and among UniFirst Corporation, Cintas Corporation, Bruin Merger Sub I, Inc., and Bruin Merger Sub II, LLC, dated as of March 10, 2026.

Exhibit 3.1	Amendment to the By-laws of UniFirst Corporation.

Exhibit 99.1	Joint Press Release, dated as of March 11, 2026.

Exhibit 99.2*	Voting and Support Agreement by and among Cintas Corporation and certain shareholders of UniFirst Corporation, dated as of March 10, 2026.

Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. UniFirst hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request; provided however, that UniFirst may request confidential treatment pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

* * *

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (the “Securities Act of 1933”), which involve risks and uncertainties. Any statements about Cintas’, UniFirst’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events and any other statements to the extent they are not statements of historical fact are forward-looking statements. Words, phrases or expressions such as “estimates,” “confident,” “continue,” “hope,” “likely,” “might,” “possible,” “potential,” “trend,” “anticipates,” “predicts,” “projects,” “plans,” “expects,” “intends,” “targets,” “forecasts,” “believes,” “seeks,” “could,” “should,” “may,” “will,” “strategy,” “objective,” and similar words, phrases or expressions or the negative versions thereof are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are based on information available and assumptions made at the time the statements are made. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Forward-looking statements in this communication include, but are not limited to, statements about the benefits of the transaction between Cintas and UniFirst (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

The following Transaction-related factors, among others, could cause actual results to differ materially from those expressed in or implied by forward-looking statements: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Cintas and UniFirst; the outcome of any legal proceedings that may be instituted against Cintas or UniFirst; the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that seeking or obtaining such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, trade policy (including tariff levels), laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Cintas and UniFirst operate; any failure to promptly and effectively integrate the businesses of Cintas and UniFirst; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Cintas’ or UniFirst’s customers, employees or other business partners, including those resulting from the announcement, pendency or completion of the Transaction; the dilution caused by Cintas’ issuance of additional shares of its capital stock in connection with the Transaction; changes in the trading price of Cintas’ or UniFirst’s capital stock; and the diversion of management’s attention and time to the Transaction from ongoing business operations and opportunities.

Additional important factors relating to Cintas that could cause actual results to differ from those in forward-looking statements include, but are not limited to, the possibility of greater than anticipated operating costs including energy and fuel costs; lower sales volumes; loss of customers due to outsourcing trends; the performance and costs of integration of acquisitions; supply chain constraints and macroeconomic conditions, including inflationary pressures and higher interest rates; changes in global trade policies, tariffs, and other measures that could restrict international trade; fluctuations in costs of materials and labor, including increased medical costs; costs and possible effects of union organizing activities; failure to comply with government regulations concerning employment discrimination, employee pay and benefits and employee health and safety; the effect on operations of exchange rate fluctuations, and other political, economic and regulatory risks; uncertainties regarding any existing or newly-discovered expenses and liabilities related to environmental compliance and remediation; Cintas’ ability to meet its aspirations relating to sustainability opportunities, improvements and efficiencies; the cost, results and ongoing assessment of internal controls over financial reporting; the effect of new accounting pronouncements; risks associated with cybersecurity threats, including disruptions caused by the inaccessibility of computer systems data and cybersecurity risk management; the initiation or outcome of litigation, investigations or other proceedings; higher assumed sourcing or distribution costs of products; the disruption of operations from catastrophic or extraordinary events including global health pandemics; the amount and timing of repurchases of Cintas’ common stock, if any; changes in global tax and labor laws; the reactions of competitors in terms of price and service; and the other risks and contingencies detailed in Cintas’ most recent Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission (the “SEC”).

Additional important factors relating to UniFirst that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, uncertainties caused by an economic recession or other adverse economic conditions, including, without limitation, as a result of elevated inflation or interest rates or extraordinary events or circumstances such as geopolitical conflicts like the conflict between Russia and Ukraine and disruption in the Middle East, and their impact on UniFirst’s customers’ businesses and workforce levels; disruptions of UniFirst’s business and operations, including limitations on, or closures of, UniFirst’s facilities, or the business and operations of UniFirst’s customers or suppliers in connection with extraordinary events or circumstances; uncertainties regarding UniFirst’s ability to consummate acquisitions and successfully integrate acquired businesses, and the performance of such businesses; uncertainties regarding any existing or newly-discovered expenses and liabilities related to environmental compliance and remediation; any adverse outcome of pending or future contingencies or claims; UniFirst’s ability to compete successfully without any significant degradation in UniFirst’s margin rates, seasonal and quarterly fluctuations in business levels; UniFirst’s ability to preserve positive labor relationships and avoid becoming the target of corporate labor unionization campaigns that could disrupt UniFirst’s business; the effect of currency fluctuations on UniFirst’s results of operations and financial condition; UniFirst’s dependence on third parties to supply UniFirst with raw materials, which such supply could be severely disrupted as a result of extraordinary events or circumstances such as the conflict between Russia and Ukraine; any loss of key management or other personnel; increased costs as a result of any changes in federal, state, international or other laws, rules and regulations or governmental interpretation of such laws, rules and regulations; uncertainties regarding, or adverse impacts from continued high price levels of natural gas, electricity, fuel and labor or increases in such costs; the negative effect on UniFirst’s business from sharply depressed oil and natural gas prices; the continuing increase in domestic healthcare costs, increased workers’ compensation claim costs, increased healthcare claim costs; UniFirst’s ability to retain and grow its customer base, demand and prices for UniFirst’s products and services; fluctuations in UniFirst’s nuclear business; political or other instability; supply chain disruption or infection among UniFirst’s employees in Mexico and Nicaragua where UniFirst’s principal garment manufacturing plants are located; UniFirst’s ability to properly and efficiently design, construct, implement and operate a new enterprise resource planning (“ERP”) computer system; interruptions or failures of UniFirst’s information technology systems, including as a result of cyber-attacks; additional professional and internal costs necessary for compliance with any changes in or additional SEC, NYSE and accounting or other rules; strikes and unemployment levels; UniFirst’s efforts to evaluate and potentially reduce internal costs; the impact of U.S. and foreign trade policies and tariffs or other impositions on imported goods on UniFirst’s business, results of operations and financial condition; UniFirst’s ability to successfully implement its business strategies and processes, including UniFirst’s capital allocation strategies; UniFirst’s ability to successfully remediate the material weakness in internal control over financial reporting disclosed in UniFirst’s Annual Report on Form 10-K for the fiscal year ended August 30, 2025, filed with the SEC on October 29, 2025, in an appropriate and timely matter or at all; and the other risks and contingencies detailed in UniFirst’s most recent Annual Report on Form 10-K and its other filings with the SEC.

These factors are not necessarily all of the factors that could cause Cintas’, UniFirst’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any forward-looking statements. Other unknown or unpredictable factors also could harm Cintas’, UniFirst’s or the combined company’s results.

All forward-looking statements attributable to Cintas, UniFirst, or the combined company, or persons acting on Cintas’ or UniFirst’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and Cintas and UniFirst do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Cintas or UniFirst updates one or more forward-looking statements, no inference should be drawn that Cintas or UniFirst will make additional updates with respect to those or other forward-looking statements. Further information regarding Cintas, UniFirst and factors that could affect the forward-looking statements contained herein can be found in Cintas’ Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC, and in UniFirst’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC.

No Offer or Solicitation

This communication is not an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Important Information and Where to Find It

In connection with the Transaction, Cintas will file relevant materials with the SEC, including a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of Cintas Common Stock to be issued in connection with the Transaction. The Registration Statement will include a proxy statement of UniFirst that also constitutes a prospectus of Cintas. The definitive proxy statement/prospectus will be sent to the shareholders of UniFirst.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING CINTAS, UNIFIRST, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Cintas or UniFirst through the website maintained by the SEC at http://www.sec.gov or from Cintas at its website, https://www.cintas.com/investors, or from UniFirst at its website, https://investors.unifirst.com (information included on or accessible through either of Cintas’ or UniFirst’s website is not incorporated by reference into this communication).

Participants in the Solicitation

Cintas, UniFirst, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in connection with the Transaction under the rules of the SEC. Information about the directors and executive officers of Cintas and their compensation and ownership of Cintas common stock is set forth under the headings “Election of Directors”, “Board’s Roles and Responsibilities”, “Board Committees and Meetings”, “Nonemployee Director Compensation”, “Director Compensation Table”, “Compensation Committee Report”, “Executive Compensation”, “Compensation Discussion and Analysis”, “Summary Compensation Table”, “Grants of Plan-Based Awards Table”, “Outstanding Equity Awards Table”, “Option Exercises and Stock Vested Table”, “Nonqualified Deferred Compensation”, “Potential Payments upon Termination, Retirement or Change in Control”, “CEO Pay Ratio”, “Pay Versus Performance”, “Approval, on an Advisory Basis, of Named Executive Officer Compensation”, “Principal Shareholders”, “Security Ownership of Director Nominees and Named Executive Officers” and “Related Party Transactions,” respectively, in the proxy statement for Cintas’ 2025 Annual Meeting of Shareholders, filed with the SEC on September 16, 2025; under the heading “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in Cintas’ Annual Report on Form 10-K for the fiscal year ended May 31, 2025, filed with the SEC on July 28, 2025; in the supplemental information regarding the participants’ holdings of the Cintas’ securities can be found in SEC filings on Statements of Change in Ownership on Form 4 filed with the SEC on October 31, 2025 (available here), December 17, 2025 (available here, here and here), December 30, 2025 (available here), January 22, 2026 (available here) and January 30, 2026 (available here) for Robert E. Coletti; on October 31, 2025 for Joseph Scaminace (available here); on October 31, 2025 (available here), December 17, 2025 (available here and here) and January 22, 2026 (available here) for Karen L. Carnahan; on October 31, 2025 (available here), December 17, 2025 (available here and here) and January 22, 2026 (available here) for Melanie W. Barstad; on October 31, 2025 for Martin Mucci (available here); on October 31, 2025 for Beverly K. Carmichael (available here); on October 31, 2025 (available here) and December 17, 2025 (available here, here, here, here and here) for Ronald W. Tysoe; and on December 30, 2025 (available here) and January 30, 2026 (available here) for Scott D. Farmer. Information about the interests of the directors and executive officers of UniFirst and other persons who may be deemed to be participants in the solicitation of proxies in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus related to the Transaction, which will be filed with the SEC. Information about the directors and executive officers of UniFirst and their compensation and ownership of UniFirst common stock is set forth under the headings “Executive Compensation,” “Director Compensation - Fiscal 2025” and “Security Ownership of Management, Directors, Director Nominees and Principal Shareholders,” respectively, in UniFirst’s definitive proxy statement for its 2026 Annual Meeting of Shareholders, filed with the SEC on November 24, 2025 under the heading “Security Ownership of Certain Beneficial Owners and management and Related Stockholder Matters” in UniFirst’s Annual Report on Form 10-Kfor the fiscal year ended August 30, 2025, filed with the SEC on October 29, 2025; in UniFirst’s Current Report on Form 8-K filed with the SEC on December 29, 2025; in the supplemental information regarding the participants’ holdings of the UniFirst’s securities can be found in SEC filings on Statements of Change in Ownership on Form 4 filed with the SEC on December 18, 2025 for Sergio A. Pupkin (available here); December 18, 2025 for Kelly C. Rooney (available here); December 18, 2025 for Steven S. Sintros (available here); December 18, 2025 for Cynthia Croatti (available here); December 18, 2025 for Matthew Croatti (available here); December 18, 2025 for Cecilia K. McKenney (available here); December 18, 2025 for Michael Iandoli (available here); December 18, 2025 for Joseph M. Nowicki (available here); December 18, 2025 and February 18, 2026 for David Martin Katz (available here and here, respectively); December 18, 2025 for Shane O’Connor (available here); December 18, 2025 and February 10, 2026 for William Masters Ross (available here and here, respectively); January 7, 2026 for David A. DiFillippo (available here); and in other documents filed by UniFirst with the SEC. Free copies of the documents referenced in this paragraph may be obtained as described above under the heading “Important Information and Where to Find It.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFIRST CORPORATION

Date: March 11, 2026	By:	/s/ Steven S. Sintros
Steven S. Sintros
President and Chief Executive Officer

	By:	/s/ Shane O’Connor
Shane O’Connor
Executive Vice President and Chief Financial Officer